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                                                                   Exhibit 10.46

                       FORBEARANCE AND CONSENT AGREEMENT

                     TO CREDIT AND REIMBURSEMENT AGREEMENT

          THIS FORBEARANCE AND CONSENT AGREEMENT TO CREDIT AND REIMBURSEMENT AGREEMENT (the "Forbearance Agreement") is made and dated as of the ___ day of June, 2000, by and among SANWA BANK CALIFORNIA ("Sanwa"), as agent (the "Agent") for the Lenders referenced below, KEYBANK NATIONAL ASSOCIATION, as Bond L/C Issuing Bank for the Bond Letter of Credit (in such capacity, the "Bond L/C Issuing Bank") and as co-agent (the "Co-Agent"), Sanwa Bank California, as issuing bank for the Standard Letters of Credit (the "Standard L/C Issuing Bank"), the Lenders from time to time party hereto, and ATG INC., a California corporation (the "Company").

                                   RECITALS

          A. The Company, the Agent, the Lenders, the Bond L/C Issuing Bank and the Standard L/C Issuing Bank entered into a Credit and Reimbursement Agreement dated as of November 1, 1999 (as amended by a First Amendment to Credit and Reimbursement Agreement dated as of March 27, 2000 and as further amended, modified, or waived, the "Credit Agreement") pursuant to which the Lenders agreed to extend credit to the Company on the terms and conditions set forth therein.

          B. At the request of the Company and subject to the terms and conditions contained in this Forbearance Agreement, the Lenders have agreed to forbear until June 30, 2000 in the exercise of their rights under the Credit Agreement upon the occurrence of Events of Default (as such term and all other capitalized terms used herein and not otherwise defined are defined in the Credit Agreement) under Paragraph 13(c) of the Reimbursement Agreement as a
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result of the following events (the "Existing Events of Default"):

                    (1)  In breach of its covenant in Paragraph 12(m)(1) of the
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     Reimbursement Agreement, the Company failed to have a Net Funded
     Debt/EBITDA Ratio of not more than 4.50:1.00 as of March 31, 2000; and

                    (2)  In breach of its covenant in Paragraph 12(m)(3) of the
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     Reimbursement Agreement, the Company failed to have a Current Ratio of at least 0.70:1.00 as of March 31, 2000.

          C. At the request of the Company and subject to the terms and conditions contained in this Forbearance Agreement, the Lenders have agreed to consent to disbursements from the Disbursement Account without satisfaction of the certain conditions in respect of the Richland Facility Reserved Amount.

          NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:
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                                   AGREEMENT

          1.   Inducement Representations by the Company. In addition to the
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other representations and warranties contained in this Forbearance Agreement and the other terms and provisions hereof, to induce the other parties hereto to grant the forbearances and consent requested by the Company and to enter into this Forbearance Agreement, the Company hereby represents and warrants as of the Forbearance Effective Date (as such term is defined in Paragraph 4 below):

                    1(a) The Company reasonably anticipates receiving net proceeds of not less than $3,000,000 from the issuance of preferred stock no later than June 30, 2000.

                    1(b) As of March 31, 2000, its Net Funded Debt/EBITDA Ratio was 5.19:1.00.

                    1(c) As of March 31, 2000, its Current Ratio was 0.63:1:00.


                    1(d) Except for the Existing Events of Default, no Events of Default or Potential Defaults have occurred under the Reimbursement Agreement.

          2.   Forbearance.
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                    2(a) Agreement to Forbear. For the term described in
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Paragraph 2(b) below, the Lenders hereby agree to forbear in the exercise of any rights or remedies under the Reimbursement Agreement and any Loan Documents by reason of the Existing Events of Default.

                    2(b) Terms of Forbearance. The agreement of the Lenders to
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forbear in the exercise of their rights shall terminate on the earlier of (i)
June 30, 2000, (ii) the date that any Potential Default or Event of Default (in addition to an Existing Event of Default) shall occur under the Reimbursement Agreement or (iii) the date on which any material adverse change shall occur in the financial or other condition of the Company. The Company agrees that upon expiration of the term of the forbearance in accordance with this Paragraph 2(b), the Lenders may, in their sole discretion and without further notice to the Company, exercise any and all remedies available to them under the Reimbursement Agreement and the Loan Documents by reason of the occurrence of any Events of Default thereunder.

          3.   Consent. In accordance with Paragraph 9(c) of the Agreement, the
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Lenders agree that the conditions set forth in Paragraph 9(c) shall not be
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conditions to the disbursement of Richland Advances made after the date of this
Forbearance Agreement.

          4.   Conditions. This Forbearance Agreement shall not be effective
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until the date (the "Forbearance Agreement Effective Date") that each of the following conditions shall have been satisfied or waived:
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                    4(a) The Company shall have delivered or shall have had
delivered to the Agent, in form and substance satisfactory to the Agent and its counsel, each of the following (with sufficient copies for each of the Lenders):

                         (1)  A duly executed copy of this Forbearance
          Agreement;

                         (2) A duly executed acknowledgment of this Forbearance Agreement from each of the Guarantors;

                         (3) Such credit applications, financial statements, authorizations and such information concerning the Company, the Guarantors and their respective business, operations and condition (financial and otherwise) as any Lender may reasonably request;

                    4(b) All acts and conditions (including, without limitation, the obtaining of any necessary regulatory approvals and the making of any required filings, recordings or registrations) required to be done and performed and to have happened precedent to the execution, delivery and performance of this Forbearance Agreement and to constitute the same legal, valid and binding obligations, enforceable in accordance with their respective terms, shall have been done and performed and shall have happened in due and strict compliance with all applicable laws.

                    4(c) All documentation, including, without limitation, documentation for corporate and legal proceedings in connection with the transactions contemplated by this Forbearance Agreement shall be satisfactory in form and substance to the Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank, the Lenders and their counsel.

                    4(d) The Company shall have paid to the Agent for the pro rata account of each of the Lenders all reasonable out-of pocket expenses (including fees and disbursements of counsel) of the Agent incurred in connection with the preparation and negotiation of this Forbearance Agreement.

          5.   Representations and Warranties of the Company. In addition to the
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other representations and warranties of the Company contained in this
Forbearance Agreement, as an inducement to the Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and each Lender to enter into this Forbearance Agreement, the Company represents and warrants to the Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and each Lender that:

                    5(a) Financial Condition. The financial statements, dated
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March 31, 2000, copies of which have heretofore been furnished to each Lender by the Agent, are complete and correct and present fairly in accordance with GAAP the financial condition of the Company and its consolidated Subsidiaries at such dates and the consolidated and consolidating results of their operations and changes in financial position for the fiscal periods then ended.

                    5(b) No Change. Except as previously disclosed to the
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Lenders, since March 31, 2000, there has been no material adverse change in the business, operations, assets or
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financial or other condition of the Company or the Company and its Subsidiaries taken as a whole.

               5(c) Corporate Power; Authorization; Enforceable Obligations. The
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Company and each of its Subsidiaries has the corporate power and authority and the legal right to execute and deliver this Forbearance Agreement and to perform the Reimbursement Agreement as modified hereby and has taken all necessary corporate action to authorize the execution, delivery and performance of such Loan Documents. This Forbearance Agreement duly executed and delivered on behalf of the Company and each of its Subsidiaries and constitutes the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

               5(d) No Legal Bar. The execution, delivery and performance of
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this Forbearance Agreement and the Forbearance Agreement as modified hereby will not violate any Requirement of Law or any Contractual Obligation of the Company or any of its Subsidiaries the violation of which could have a Material Adverse Effect or result in the creation of any Lien on any assets of the Company or any of its Subsidiaries.

               5(e) Accuracy of Representations in Agreement. As of the
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Forbearance Agreement Effective Date, all of the representations and warranties contained in the Reimbursement Agreement and each of the other Loan Documents are true and correct in all material respects except to the extent relating solely to an earlier date.

          6.   Miscellaneous Provisions.
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               6(a) Cumulative Rights; Waivers Limited. The rights, powers and
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remedies of the Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank
and the Lenders hereunder are cumulative and in addition to all rights, power and remedies provided under any and all agreements between the Company and any of such Persons relating hereto, at law, in equity or otherwise. The consent granted by this Forbearance Agreement is specific and limited to its terms. Neither such consent or any delay or failure by the Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank or the Lenders to exercise any right, power or remedy shall constitute a waiver of any right, power or privilege by such Persons (other than as specifically provided in this Forbearance Agreement), and no single or partial exercise by any of such Persons of any right, power or remedy shall preclude other or further exercise thereof or any exercise of any other rights, powers or remedies.

               6(b) Entire Agreement. This Forbearance Agreement embodies the
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entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

               6(c) Survival. All representations, warranties, covenants and
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agreements herein contained on the part of the Company shall survive the termination of this Forbearance Agreement and shall be effective until the Obligations are paid and performed in full or longer as expressly provided herein.
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               6(d) Governing Law. This Forbearance Agreement shall be governed
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by and construed in accordance with the internal laws of the State of California without giving effect to its choice of law rules.

               6(e) Counterparts. This Forbearance Agreement may be executed in
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any number of counterparts, all of which together shall constitute one agreement.

               6(f) Severability. The illegality or unenforceability of any
                    ------------
provision of this Forbearance Agreement or any instrument or agreement required hereunder or thereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions hereof or thereof.
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          IN WITNESS WHEREOF, the parties hereto have caused this Forbearance
Agreement to be executed as of the day and year first above written.

                                    ATG INC., a California corporation



                                    By:_________________________________________
                                    Name: Frank Chiu____________________________
                                    Title: Executive Vice President_____________


                                    SANWA BANK CALIFORNIA, as Agent



                                    By__________________________________________
                                    Name: Rochelle F. Dineen____________________
                                    Title: Vice President_______________________


                                    SANWA BANK CALIFORNIA, as Standard L/C
                                    Issuing Bank and a Lender



                                    By__________________________________________
                                    Name: Rochelle F. Dineen____________________
                                    Title: Vice President_______________________


                                    KEYBANK NATIONAL ASSOCIATION, as Bond L/C
                                    Issuing Bank, Co-Agent and a Lender




                                    By:_________________________________________
                                    Name: Jill Scheuermann______________________
                                    Title: Vice President_______________________
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                                    FIRST BANK OF CALIFORNIA, as a Lender



                                    By:_________________________________________
                                    Name: Michael G. Barker_____________________
                                    Title: Vice President_______________________


                                    IMPERIAL BANK, as a Lender



                                    By:_________________________________________
                                    Name: Stephanie Arnold______________________
                                    Title: Vice President_______________________


                                    GENERAL BANK, as a Lender



                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________
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                             CONSENT OF GUARANTORS
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Each of the undersigned Guarantors hereby consents to the execution, delivery and performance of the foregoing Forbearance Agreement and reaffirms its Guaranty of the Obligations as of the Forbearance Agreement Effective Date as though such Guaranty were executed and delivered as of such date.

                                    ATG RICHLAND CORPORATION,
                                    a Washington corporation

                                    By:_________________________________________
                                    Name: Frank Chiu____________________________
                                    Title: Executive Vice President_____________


                                    ATG NUCLEAR SERVICES LLC,
                                    a Delaware limited liability company



                                    By:_________________________________________
                                    Name: Frank Chiu____________________________
                                    Title: Executive Vice President_____________


                                    ATG CATALYTICS LLC,
                                    a Delaware limited liability company



                                    By:_________________________________________
                                    Name: Frank Chiu____________________________
                                    Title: Executive Vice President_____________